UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) May 1, 2006

CORPORATE OFFICE PROPERTIES TRUST
(Exact name of registrant as specified in its charter)

Maryland	1-14023	23-2947217
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

8815 Centre Park Drive, Suite 400
Columbia, Maryland 21045
(Address of principal executive offices)

(410) 730-9092
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.                                                                                          Results of Operations and Financial Condition

In connection with its release of earnings on May 1, 2006, the Registrant is making available certain additional information pertaining to its properties and operations as of and for the period ended March 31, 2006. This information is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

The information included herein, including the exhibits, shall not be deemed “filed” for any purpose, including the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or subject to liabilities of that Section. The information included herein, including the exhibits, shall also not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act regardless of any general incorporation language in such filing.

The Registrant uses non-GAAP financial measures in earnings press releases and information furnished to the Securities and Exchange Commission. The Registrant believes that these measures are helpful to investors in measuring its performance and comparing such performance to other real estate investment trusts (“REITs”). Descriptions of these measures are set forth below.

Funds from operations (“FFO”)

Funds from operations (“FFO”) is defined as net income computed using GAAP, excluding gains (or losses) from sales of real estate, plus real estate-related depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures. Gains from sales of newly-developed properties less accumulated depreciation, if any, required under GAAP are included in FFO on the basis that development services are the primary revenue generating activity; the Registrant believes that inclusion of these development gains is in accordance with the National Association of Real Estate Investment Trusts’ (“NAREIT”) definition of FFO, although others may interpret the definition differently.

Accounting for real estate assets using historical cost accounting under GAAP assumes that the value of real estate assets diminishes predictably over time. NAREIT stated in its April 2002 White Paper on Funds from Operations that “since real estate asset values have historically risen or fallen with market conditions, many industry investors have considered presentations of operating results for real estate companies that use historical cost accounting to be insufficient by themselves.” As a result, the concept of FFO was created by NAREIT for the REIT industry to “address this problem.” The Registrant agrees with the concept of FFO and believes that FFO is useful to management and investors as a supplemental measure of operating performance because, by excluding gains and losses related to sales of previously depreciated operating real estate properties and excluding real estate-related depreciation and amortization, FFO can help one compare the Registrant’s operating performance between periods. In addition, since most equity REITs provide FFO information to the investment community, the Registrant believes that FFO is useful to investors as a supplemental measure for comparing its results to those of other equity REITs. The Registrant believes that net income is the most directly comparable GAAP measure to FFO.

Since FFO excludes certain items includable in net income, reliance on the measure has limitations; management compensates for these limitations by using the measure simply as a supplemental measure that is weighed in the balance with other GAAP and non-GAAP measures. FFO is not necessarily an indication of the Registrant’s cash flow available to fund cash needs.

Additionally, it should not be used as an alternative to net income when evaluating the Registrant’s financial performance or to cash flow from operating, investing and financing activities when evaluating the Registrant’s liquidity or ability to make cash distributions or pay debt service. The FFO presented by the Registrant may not be comparable to the FFO presented by other REITs since they may interpret the current NAREIT definition of FFO differently or they may not use the current NAREIT definition of FFO.

Basic funds from operations (“Basic FFO”)

Basic FFO is FFO adjusted to (1) subtract preferred share dividends and (2) add back GAAP net income allocated to common units in Corporate Office Properties, L.P. (the “Operating Partnership”) not owned by the Registrant. With these adjustments, Basic FFO represents FFO available to common shareholders and common unitholders. Common units in the Operating Partnership are substantially similar to common shares of beneficial interest in the Registrant (“common shares”); common units in the Operating Partnership are also exchangeable into common shares, subject to certain conditions. The Registrant believes that Basic FFO is useful to investors due to the close correlation of common units to common shares. The Registrant believes that net income is the most directly comparable GAAP measure to Basic FFO. Basic FFO has essentially the same limitations as FFO; management compensates for these limitations in essentially the same manner as described above for FFO.

Diluted funds from operations per share (“Diluted FFO per share”)

Diluted FFO per share is (1) Basic FFO adjusted to add back any convertible preferred share dividends and any other changes in Basic FFO that would result from the assumed conversion of securities that are convertible or exchangeable into common shares divided by (2) the sum of the (a) weighted average common shares outstanding during a period, (b) weighted average common units outstanding during a period and (c) weighted average number of potential additional common shares that would have been outstanding during a period if other securities that are convertible or exchangeable into common shares were converted or exchanged. However, the computation of Diluted FFO per share does not assume conversion of securities that are convertible into common shares if the conversion of those securities would increase Diluted FFO per share in a given period. The Registrant believes that Diluted FFO per share is useful to investors because it provides investors with a further context for evaluating its FFO results in the same manner that investors use earnings per share in evaluating net income available to common shareholders. In addition, since most equity REITs provide Diluted FFO per share information to the investment community, the Registrant believes Diluted FFO per share is a useful supplemental measure for comparing the Registrant to other equity REITs. The Registrant believes that diluted EPS is the most directly comparable GAAP measure to Diluted FFO per share. Diluted FFO per share has most of the same limitations as Diluted FFO (described below); management compensates for these limitations in essentially the same manner as described below for Diluted FFO.

Diluted funds from operations (“Diluted FFO”)

Diluted FFO is Basic FFO adjusted to add back any convertible preferred share dividends and any other changes in Basic FFO that would result from the assumed conversion of securities that are convertible or exchangeable into common shares. However, the computation of Diluted FFO does not assume conversion of securities that are convertible into common shares if the conversion of those securities would increase Diluted FFO per share in a given period. The Registrant believes that Diluted FFO is useful to investors because it is the numerator used to compute Diluted FFO per share. In addition, since most equity REITs provide Diluted FFO information to the investment community, the Registrant believes Diluted FFO is a useful supplemental measure for comparing the Registrant to other equity REITs. The Registrant believes that the numerator to diluted EPS is the most directly comparable GAAP measure to Diluted FFO. Since Diluted FFO excludes certain items includable in the numerator to diluted EPS, reliance on the measure has limitations; management compensates for these limitations by using the measure simply as a supplemental measure that is weighed in the balance with other GAAP and non-GAAP measures. Diluted FFO is not necessarily an indication of the Registrant’s cash flow available to fund cash needs. Additionally, it should not be used as an alternative to net income when evaluating the Registrant’s financial performance or to cash flow from operating, investing and financing activities when evaluating the Registrant’s liquidity or ability to make cash distributions or pay debt service. The Diluted FFO presented by the Registrant may not be comparable to the Diluted FFO presented by other REITs.

Diluted adjusted funds from operations (“Diluted AFFO”)

Diluted AFFO is Diluted FFO adjusted for the following: (1) the elimination of the effect of (a) noncash rental revenues (comprised of straight-line rental adjustments, which includes the amortization of recurring tenant incentives, and amortization of deferred market rental revenue, both of which are described under “Cash NOI” below) and (b) accounting charges for original issuance costs associated with redeemed preferred shares; and (2) recurring capital expenditures (defined below). The Registrant believes that Diluted AFFO is an important supplemental measure of liquidity for an equity REIT because it provides management and investors with an indication of its ability to incur and service debt and to fund dividends and other cash needs. In addition, since most equity REITs provide Diluted AFFO information to the investment community, the Registrant believes that Diluted AFFO is a useful supplemental measure for comparing the Registrant to other equity REITs. The Registrant believes that the numerator to diluted EPS is the most directly comparable GAAP measure to Diluted AFFO. Since Diluted AFFO excludes certain items includable in the numerator to diluted EPS, reliance on the measure has limitations; management compensates for these limitations by using the measure simply as a supplemental measure that is weighed in the balance with other GAAP and non-GAAP measures. In addition, see the discussion below regarding the limitations of recurring capital expenditures, which is used to derive Diluted AFFO. Diluted AFFO is not necessarily an indication of the Registrant’s cash flow available to fund cash needs. Additionally, it should not be used as an alternative to net income when evaluating the Registrant’s financial performance or to cash flow from operating, investing and financing activities when evaluating the Registrant’s liquidity or ability to make cash distributions or pay debt service. The Diluted AFFO presented by the Registrant may not be comparable to similar measures presented by other equity REITs.

Recurring capital expenditures

Recurring capital expenditures are defined as capital expenditures, tenant improvements and incentives and leasing costs associated with operating properties that are not (1) items contemplated prior to the acquisition of a property, (2) improvements associated with the expansion of a building or its improvements, (3) renovations to a building which change the underlying classification of the building (for example, from industrial to office or Class C office to Class B office) or (4) capital improvements that represent the addition of something new to the property rather than the replacement of something (for example, the addition of a new heating and air conditioning unit that is not replacing one that was previously there). The Registrant believes that recurring capital expenditures is an important measure of performance for a REIT because it provides a measure of the capital expenditures that the Registrant can expect to incur on an ongoing basis, which is significant to how the Registrant manages its business since these expenditures are funded using cash flow from operations. As a result, the measure provides a further indication of the cash flow from operations that is available to fund other uses. The Registrant believes that tenant improvements and incentives, capital improvements and leasing costs associated with operating properties are the most directly comparable GAAP measures.

Recurring capital expenditures do not reflect all capital expenditures incurred by the Registrant for the periods reported; the Registrant compensates for this limitation by also using the comparable GAAP measure. The recurring capital expenditures presented by the Registrant may not be comparable to the recurring capital expenditures presented by other REITs.

Combined real estate revenue

Combined real estate revenue is total revenue from real estate operations, including rental revenue and tenant recoveries and other revenue, including discontinued operations. The Registrant uses this measure to evaluate the revenue produced by its real estate properties, including those reported in discontinued operations. The Registrant believes that total revenue is the most directly comparable GAAP measure to combined real estate revenue. Combined real estate revenue excludes other types of revenue earned by the Registrant, including construction contract and other service operations revenues. The measure also includes discontinued operations and, by doing so, does not reflect the overall operating performance of the Registrant’s continuing operations. Management compensates for these limitations by evaluating this measure in conjunction with the most directly comparable GAAP measure and other operating statistics involving revenue.

Combined net operating income (“Combined NOI”)

Combined NOI is combined real estate revenue reduced by total property expenses associated with real estate operations, including discontinued operations; total property expenses, as used in this definition, do not include depreciation, amortization or interest expense associated with real estate operations. The Registrant believes that Combined NOI is an important supplemental measure of operating performance for a REIT’s operating real estate because it provides a measure of the core real estate operations, rather than factoring in depreciation and amortization or corporate financing and general and administrative expenses; this measure is particularly useful in the opinion of the Registrant in evaluating the performance of geographic segments, same-office property groupings and individual properties. The Registrant believes that net income is the most directly comparable GAAP measure to Combined NOI. The measure excludes many items that are includable in net income; management compensates for this limitation by using the measure simply as a supplemental measure that is weighed in the balance with other GAAP and non-GAAP measures. It should not be used as an alternative to net income when evaluating the Registrant’s financial performance or to cash flow from operating, investing and financing activities when evaluating the Registrant’s liquidity or ability to make cash distributions or pay debt service. Combined NOI presented by the Registrant may not be comparable to Combined NOI presented by other equity REITs that define the measure differently.

Cash net operating income (“Cash NOI”)

Cash NOI is Combined NOI (defined above) adjusted to eliminate the effects of noncash rental revenues (comprised of straight-line rental adjustments, which includes the amortization of recurring tenant incentives, and amortization of deferred market rental revenue). Under GAAP, rental revenue is recognized evenly over the term of tenant leases. Many leases provide for contractual rent increases and the effect of accounting under GAAP for such leases is to accelerate the recognition of lease revenue. Since some leases provide for periods under the lease in which rental concessions are provided to tenants, the effect of accounting under GAAP is to allocate rental revenue to such periods. Also under GAAP, when a property is acquired, in-place operating leases carrying rents above or below market are valued as of the date of the acquisition; such value is then amortized into rental revenue over the lives of the related leases.

The Registrant believes that Cash NOI is an important supplemental measure of operating performance for a REIT’s operating real estate because it makes adjustments to Combined NOI for revenue that is not associated with cash to the Registrant. As is the case with Combined NOI, the measure is useful in the opinion of the Registrant in evaluating and comparing the performance of geographic segments, same-office property groupings and individual properties, although, since it adjusts for noncash items, it provides management and investors with a further indication of the Registrant’s ability to incur and service debt and to fund dividends and other cash needs. The Registrant believes that net income is the most directly comparable GAAP measure to Cash NOI. The measure excludes many items that are includable in net income; management compensates for this limitation by using the measure simply as a supplemental measure that is weighed in the balance with other GAAP and non-GAAP measures. It should not be used as an alternative to net income when evaluating the Registrant’s financial performance or to cash flow from operating, investing and financing activities when evaluating the Registrant’s liquidity or ability to make cash distributions or pay debt service. The Cash NOI that the Registrant presents may not be comparable to similar measures presented by other equity REITs.

Earnings Before Interest, Income Taxes, Depreciation and Amortization (“EBITDA”)

EBITDA is net income adjusted for the effects of interest expense, depreciation and amortization, income taxes and minority interests. The Registrant believes that EBITDA is an important measure of performance for a REIT because it provides a further tool to evaluate the Registrant’s ability to incur and service debt and to fund dividends and other cash needs that supplements the previously described non-GAAP measures and to compare the Registrant’s operating performance with that of other companies. The Registrant believes that net income is the most directly comparable GAAP measure to EBITDA. EBITDA excludes items that are included in net income, including some that require cash outlays; management compensates for this limitation by using the measure simply as a supplemental measure that is weighed in the balance with other GAAP and non-GAAP measures. It should not be used as an alternative to net income when evaluating the Registrant’s financial performance or to cash flow from operating, investing and financing activities when evaluating the Registrant’s liquidity or ability to make cash distributions or pay debt service. Additionally, EBITDA as reported by the Registrant may not be comparable to EBITDA reported by other equity REITs.

Interest Coverage Ratio-Combined NOI and Interest Coverage Ratio-EBITDA

These measures divide either combined NOI or EBITDA by interest expense on continuing and discontinued operations. The Registrant believes that these ratios are useful measures in evaluating the relationship of earnings to the total cash flow requirements for interest on loans associated with operating properties and, as such, are important tools in the Registrant’s finance policy management.

Debt Service Coverage Ratio-Combined NOI and Debt Service Coverage Ratio-EBITDA

These measures divide either combined NOI or EBITDA by the sum of interest expense on continuing and discontinued operations and scheduled principal amortization on mortgage loans for continuing and discontinued operations. The Registrant believes that these ratios are useful measures in evaluating the relationship of earnings to the total cash flow requirements of loans associated with operating properties and, as such, are important tools in the Registrant’s finance policy management.

Fixed Charge Coverage Ratio-Combined NOI and Fixed Charge Coverage Ratio-EBITDA

These measures divide either combined NOI or EBITDA by the sum of (1) interest expense on continuing and discontinued operations, (2) dividends on preferred shares and (3) distributions on preferred units in the Operating Partnership not owned by the Registrant. The Registrant believes that these ratios are useful measures in evaluating the relationship of earnings to the cash flow requirements of (1) interest expense on loans associated with operating properties and (2) dividends to preferred equity holders and, as such, are important tools in the Registrant’s finance policy management.

Combined NOI as a Percentage of Combined Real Estate Revenues and EBITDA as a Percentage of Combined Real Estate Revenues

These measures divide either Combined NOI or EBITDA by total real estate revenues from continuing and discontinued operations. The Registrant believes that net income divided by combined real estate revenue is the most directly comparable GAAP measure to these two measures.

General and Administrative Expenses as a Percentage of Combined Real Estate Revenue or EBITDA

These measures divide general and administrative expenses by either Combined Real Estate Revenue or EBITDA. The Registrant believes that general and administrative expenses divided by net income is the most directly comparable GAAP measure.

Recurring Capital Expenditures as a Percentage of Combined NOI

This measure divides recurring capital expenditures by NOI.

FFO Diluted Payout Ratio and AFFO Diluted Payout Ratio

These measures are defined as (1) the sum of (A) dividends on common shares and (B) dividends on common and convertible preferred shares and distributions to holders of interests in the Operating Partnership when such dividends and distributions are included in Diluted FFO and Diluted AFFO divided by (2) either Diluted FFO or Diluted AFFO. The Registrant believes that these ratios are useful to investors as supplemental measures of its ability to make distributions to investors. In addition, since most equity REITs provide these ratios, the Registrant believes they are useful supplemental measures for comparing the Registrant to other equity REITs. The Registrant believes that Earnings Payout Ratio is the most comparable GAAP measure. Earnings Payout Ratio is defined as dividends on common shares divided by net income available to common shareholders. Since FFO Diluted Payout Ratio and AFFO Diluted Payout Ratio are derived from Diluted FFO and Diluted AFFO, they share the limitations previously discussed for those measures; management compensates for these limitations by using the measures simply as supplemental measures that are weighed in the balance with other GAAP and non-GAAP measures.

Dividend Coverage-FFO Diluted and Dividend Coverage-AFFO Diluted

These measures divide either Diluted FFO or Diluted AFFO by the sum of (1) dividends on common shares and (2) dividends on common and convertible preferred shares and distributions to holders of interests in the Operating Partnership when such dividends and distributions are included in Diluted FFO and Diluted AFFO.

Debt to Undepreciated Book Value of Real Estate Assets

This measure is defined as mortgage loans payable divided by net investment in real estate presented on the Registrant’s consolidated balance sheet excluding the effect of accumulated depreciation incurred to date on such real estate. The Registrant believes that the measure of Debt to Undepreciated Real Estate Assets is useful to management and investors as a supplemental measure of its borrowing levels. In addition, since most equity REITs provide Debt to Undepreciated Real Estate Asset information, the Registrant believes Debt to Undepreciated Real Estate Assets is a useful supplemental measure for comparing the Registrant to other equity REITs. The Registrant believes that the measure of Debt to Total Assets, defined as mortgage loans payable divided by total assets, is the most comparable GAAP measure. Debt to Undepreciated Real Estate Assets excludes the effect of accumulated depreciation, other assets and other liabilities; management compensates for these limitations by using the measure simply as a supplemental measure that is weighed with the comparable GAAP measure and other GAAP and non-GAAP measures.

Item 9.01.                                          Financial Statements and Exhibits

(a)           Financial Statements of Businesses Acquired

None

(b)           Pro Forma Financial Information

None

(c)           Exhibits

Exhibit Number	Description

99.1	Supplemental information dated March 31, 2006 for Corporate Office Properties Trust.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 1, 2006

CORPORATE OFFICE PROPERTIES TRUST

By:	/s/ Randall M. Griffin
Name:	Randall M. Griffin
Title:	President and Chief Executive Officer

By:	/s/ Roger A. Waesche, Jr.
Name:	Roger A. Waesche, Jr.
Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Exhibit Title
99.1	Supplemental information dated March 31, 2006 for Corporate Office Properties Trust.